UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
June 1, 2026
(Date of Report)
(Date of earliest event reported)
JOHN WILEY & SONS, INC.
(Exact name of registrant as specified in its charter)
New York
(State or other jurisdiction of incorporation)

001-11507	13-5593032

(Commission File Number)	(IRS Employer Identification No.)
111 River Street, Hoboken New Jersey	07030

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(201) 748-6000

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $1.00 per share	WLY	New York Stock Exchange
Class B Common Stock, par value $1.00 per share	WLYB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 1, 2026, John Wiley & Sons Ltd. (the “Buyer”), a private limited company incorporated in England and Wales and an indirect wholly-owned subsidiary of John Wiley & Sons, Inc. (the "Company"), entered into an Equity Purchase Agreement (the "Purchase Agreement") with CIG Emerald Midco LLC, a Delaware limited liability company (the "Seller"), and CIG Emerald Holding LLC, a Delaware limited liability company ("Emerald Holding"), pursuant to which Buyer acquired from the Seller all of the issued and outstanding equity securities of Emerald Holding (the "Transaction") in exchange for GBP £337.5 million (approximately $452 million) based on the exchange rate on June 1, 2026), subject to customary purchase price adjustments. Emerald Holding, through its subsidiaries, operates Emerald Publishing, a research publisher headquartered in Leeds, England, with a portfolio of over 480 peer-reviewed journals, 8,000 books, and 3,000 business cases across disciplines with particular emphasis on economics, business, finance, engineering, and the social sciences. The purchase price was funded from the Company's cash on hand.

The Purchase Agreement contains customary representations and warranties of Emerald Holding with respect to Emerald Holding and its subsidiaries, and of the Seller and Buyer each with respect to itself, and customary covenants of the parties. The representations and warranties of the parties do not survive the closing of the Transaction. The Seller has agreed to indemnify Buyer for certain tax matters, subject to customary limitations. In connection with the closing, Cambridge Information Group IV LLC, a Delaware limited liability company and an affiliate of the Seller, delivered a restrictive covenant agreement in favor of Buyer.

The Purchase Agreement and the above description of the Purchase Agreement have been included to provide investors and security holders with information regarding the terms of the Purchase Agreement. They are not intended to provide any other factual information about the Company, Buyer, Emerald Holding or their respective subsidiaries. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Buyer, Emerald Holding or any of their respective subsidiaries. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 2, 2026, the Company issued a press release announcing the completion of the Transaction and made available a supplemental investor presentation relating to the Transaction. Copies of the press release and the supplemental investor presentation are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are furnished herewith.

The information furnished pursuant to this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a)Financial Statements of Business Acquired.

The Company intends to file any financial statements required by Item 9.01(a) of Form 8-K by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)    Pro Forma Financial Information.

The Company intends to file any pro forma financial information required by Item 9.01(b) of Form 8-K by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits
Exhibit No. Description

2.1*†    - Equity Purchase Agreement, dated as of June 1, 2026, by and among John Wiley & Sons Ltd., CIG Emerald Holding LLC and CIG Emerald Midco LLC.

99.1     - Press Release of John Wiley & Sons, Inc. dated June 2, 2026.

99.2     - Equity Purchase Agreement, dated as of June 1, 2026, by and among John Wiley & Sons Ltd., CIG Emerald Holding LLC and CIG Emerald Midco LLC.

104     - Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules and other similar attachments to this exhibit have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. The Company will provide a copy of such omitted documents to the Securities and Exchange Commission upon request.

† Certain confidential information, identified by bracketed asterisks “[*****]”, has been omitted from this exhibit pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish an unredacted copy of this exhibit supplementally to the Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOHN WILEY & SONS, INC.
(Registrant)

By	/s/ Matthew S. Kissner
Matthew S. Kissner
President and Chief Executive Officer

Dated: June 2, 2026